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                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549



                                      FORM 8-K



                                   CURRENT REPORT



                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) October 12, 1998


                                 BEST BUY CO., INC.
               (Exact name of registrant as specified in its charter)


                                     MINNESOTA
                   (State or other jurisdiction of incorporation)



             1-9595                                     41-0907483
      (Commission File Number)              (IRS Employer Identification Number)



       7075 Flying Cloud Drive                             55344
       Eden Prairie, Minnesota                           (Zip Code)
(Address of principal executive offices)


         Registrant's telephone number, including area code:  612/947-2000

                                   Not applicable
           (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

On October 2, 1998, the Board of Directors of Best Buy Co., Inc., unanimously approved the appointment of David H. Starr as director on its Board. Mr. Starr is Vice President and Chief Information Officer (CIO) for Knight-Ridder Incorporated.

                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BEST BUY CO., INC.
                                   (Registrant)


Date: October 12, 1998             By: /s/ Robert C. Fox
                                       --------------------------------
                                   Name:     Robert C. Fox
                                   Title:    Senior V.P.-Finance & Treasurer